UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 2, 2008

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive, Suite 501
Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 2, 2008, Cellu Tissue Holdings, Inc. (“Cellu Tissue”) issued a press release announcing that Cellu Tissue, through two newly created, wholly-owned subsidiaries, Cellu Tissue – Hauppauge, LLC (“Cellu Hauppauge”) and Cellu Tissue – Thomaston, LLC (“Cellu Thomaston”), has consummated the acquisition of certain assets, and assumption of certain liabilities, from Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation (collectively, the “Sellers”) pursuant to a definitive asset purchase agreement (the “Purchase Agreement”) between Cellu Tissue and the Sellers.  The aggregate purchase price paid was $68,000,000, including a cash payment at closing of $61,700,000 and the issuance of a promissory note by Cellu Tissue to Atlantic Paper & Foil Corp. of N.Y. in the principal amount of $6,300,000 (the “Seller Note”), plus the assumption of certain liabilities.  The purchase price is subject to certain post-closing working capital adjustments.  The acquisition of assets and assumption of liabilities is referred to as the “Acquisition” and the acquired business is referred to as the “Acquired Business.”

Cellu Tissue financed the cash portion of the purchase price with cash on-hand, the borrowings described below and an equity contribution from its parent entity, Cellu Paper Holdings, Inc.

A copy of the Purchase Agreement is furnished as Exhibit 10.1 to this report and a copy of the form of Seller Note is furnished as Exhibit 10.2 to the report, and both are incorporated herein by reference.

The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Note Purchase Agreement

Cellu Tissue has entered into Note Purchase Agreements (the “Note Purchase Agreements”) with each of (i) GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E), GMAM Investment Funds Trust, General Motors Welfare Benefit Trust (VEBA), GMAM Investment Funds Trust II for the account of the Promark Alternative High Yield Bond Fund (Account No. 7MWD), DDJ High Yield Fund, Multi-Style, Multi-Manager Funds PLC The Global Strategic Yield Fund (f/k/a Multi-Style, Multi-Manager Funds PLC The Global High Yield Fund), DDJ Capital Management Group Trust, Stichting Pensioenfonds Hoogovens, Caterpillar Inc. Master Retirement Trust, J.C. Penney Corporation, Inc. Pension Plan Trust, Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool, DDJ/Ontario OS Investment Sub II, Ltd. and Stichting Pensioenfonds Metaal en Techniek, (ii) Claren Road Credit Master Fund, Ltd. and (iii) UBS High Yield Relationship Fund, a series of the UBS Relationship funds (the “Purchasers”), dated July 2, 2008, pursuant to which Cellu Tissue issued and sold $40,000,000 aggregate principal amount of unregistered 9 3/4% Senior Secured Notes due 2010 (the “Notes”) to the Purchasers for the purchase price of $36,900,000 which is equal to 92.25% of the aggregate principal amount of the Notes. The Notes were issued pursuant to and will be governed by the Indenture, dated as of March 12, 2004 (as amended and supplemented, the “Cellu Tissue Indenture”) among Cellu Tissue, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as successor trustee to the Bank of New York (the “Trustee”). The proceeds of the sale were used to finance a portion of the Acquisition.

Copies of the Note Purchase Agreements are furnished as Exhibits 10.3, 10.4 and 10.5 to this report and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Note Purchase Agreements.

Third Supplemental Indenture

Cellu Tissue, certain subsidiaries of Cellu Tissue and the Trustee have executed the Third Supplemental Indenture, dated July 2, 2008 (the “Third Supplemental Indenture”), pursuant to which Cellu Hauppauge and Cellu Thomaston became parties to the Cellu Tissue Indenture as subsidiary guarantors.  As subsidiary guarantors, Cellu Hauppauge and Cellu Thomaston, on a joint and several basis with all the existing subsidiary guarantors, fully, unconditionally and irrevocably guarantee to each holder of the Notes and the Trustee the obligations of Cellu Tissue under the Cellu Tissue Indenture and the Notes.

A copy of the Third Supplemental Indenture is furnished as Exhibit 10.6 to this report and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Third Supplemental Indenture.

Amendment to Credit Agreement

Cellu Tissue has entered into a Second Amendment, dated July 2, 2008 (the “Amendment”), to the Credit Agreement dated June 12, 2006 (as amended by the First Amendment, dated as of March 21, 2007, and the Amendment, the “Amended Credit Agreement”) among Cellu Tissue, as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., the parent corporation of Cellu Tissue, JPMorgan Chase Bank, N.A. (the “U.S. Administrative Agent”) and JPMorgan Chase Bank, N.A., Toronto Branch (the “Canadian Administrative Agent”).

The Amendment (1) increases the working capital facility from $40.0 million to $60.0 million, (2) permits the issuance and sale by Cellu Tissue of the Notes, (3) provides for the consummation of the Acquisition and (4) permits the issuance of the Seller Note.  In connection with the Amendment, Cellu Hauppauge and Cellu Thomaston became guarantors of the obligations of the borrowers under the Amended Credit Agreement.

A copy of the Second Amendment is furnished as Exhibit 10.7 to this report and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Second Amendment and the Amended Credit Agreement.

Item 2.01.              Completion of Acquisition or Disposition of Assets

On July 2, 2008, Cellu Tissue consummated the acquisition of certain assets, and assumed certain liabilities, from the Sellers, as described above under Item 1.01.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 and the descriptions of the Seller Note, Note Purchase Agreements, Third Supplemental Indenture and Amendment, which is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

Certain of the financial and other information included in this Item 7.01 has been included in a confidential information memorandum prepared by Cellu Tissue in connection with the offering of the Notes described above.  The information provided pursuant to this Item 7.01 (including Exhibit 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be deemed to be incorporated by reference into any of Cellu Tissue’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Atlantic Overview

The Acquired Business is a Hauppauge, NY based manufacturer of tissue and foam products.  The majority of its sales are to the commercial (“away-from-home”) market and the consumer (“at-home”) market.  The Acquired Business currently operates facilities out of two locations within the United States. The first location, out of Hauppauge, NY, consists of three facilities: 1) headquarters – approximately 115,000 square feet; 2) warehouse / distribution – approximately 50,000 square feet; and 3) warehouse / distribution – approximately 20,000 square feet. The production capabilities of these facilities include the manufacturing of bath tissue, towels, facial tissue and napkins.  The second location within the United States is Thomaston, Georgia.  This manufacturing / warehouse / distribution facility is approximately 426,000 square feet with capacity to expand further.  Its production capability includes the manufacture of bath tissue, towels, facial tissue, napkins, and foam plates.

Acquisition Rationale

Among other benefits, the Acquisition offers Cellu Tissue multiple revenue and cost synergies.  Cellu Tissue has identified annual cost synergies expected to be approximately $2.3 million per year for fiscal year 2010 and expects to realize total synergies of $2.4 million in the first twelve months and $5.0 million per year by fiscal year 2013.  Cellu Tissue estimates a cash cost of $1.3 million to implement total synergies.  The estimated cash cost consists of $300,000 to relocate and start-up manufacturing equipment and $1.0 million in integration and transition costs expected over the first two years.  These synergies are expected to result in an increase in EBITDA.

Financial Information

Attached hereto as Exhibit 99.2 is certain financial information relating to the Acquisition.  Such exhibit is incorporated by reference into this Item 7.01.

Cautionary Note Regarding Forward-Looking Statements:

Statements in this current report on Form 8-K regarding the Acquisition and the expected effects of the Acquisition and any other statements about Cellu Tissue’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to recognize the benefits of the transactions, failure to manage the integration of acquired companies and other risks that are described in Cellu Tissue’s other filings with the Securities and Exchange Commission.  Such factors, among other things, may cause Cellu Tissue to fail to realize all or a portion of the projected synergies described above.

Item 9.01.              Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial information required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this current report on Form 8-K is required to be filed.

(d)  Exhibits

The following items are being furnished as exhibits to this Current Report on Form 8-K:

10.1

Asset Purchase Agreement, dated July 2, 2008, between Cellu Tissue Holdings, Inc. and Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation, as Sellers.

10.2	Form of Note, dated July 2, 2008 and issued to Atlantic Paper & Foil Corp. of N.Y.

10.3

Note Purchase Agreement, dated July 2, 2008 between Cellu Tissue Holdings, Inc. and GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E), GMAM Investment Funds Trust, General Motors Welfare Benefit Trust (VEBA), GMAM Investment Funds Trust II for the account of the Promark Alternative High Yield Bond Fund (Account No. 7MWD), DDJ High Yield Fund, Multi-Style, Multi-Manager Funds PLC The Global Strategic Yield Fund (f/k/a Multi-Style, Multi-Manager Funds PLC The Global High Yield Fund), DDJ Capital Management Group Trust, Stichting Pensioenfonds Hoogovens, Caterpillar Inc. Master Retirement Trust, J.C. Penney

Corporation, Inc. Pension Plan Trust, Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool, DDJ/Ontario OS Investment Sub II, Ltd. and Stichting Pensioenfonds Metaal en Techniek.

10.4	Note Purchase Agreement, dated July 2, 2008 between Cellu Tissue Holdings, Inc. and Claren Road Credit Master Fund, Ltd.

10.5	Note Purchase Agreement, dated July 2, 2008 between Cellu Tissue Holdings, Inc. and UBS High Yield Relationship Fund, a series of the UBS Relationship funds.

10.6

Third Supplemental Indenture, dated July 2, 2008, by and among Cellu Tissue Holdings, Inc., the subsidiary guarantors, and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York.

10.7

Second Amendment, dated July 2, 2008 to the Credit Agreement dated June 12, 2006 among Cellu Tissue, as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch.

99.1	Release, dated July 2, 2008, “Cellu Tissue Holdings, Inc. Completes Acquisition of Converting Operations of Atlantic Paper & Foil”.

99.2	Selected Financial Information.

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: July 8, 2008	By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

10.1

Asset Purchase Agreement, dated July 2, 2008, between Cellu Tissue Holdings, Inc. and Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation, as Sellers.

10.2	Form of Note, dated July 2, 2008 and issued to Atlantic Paper & Foil Corp. of N.Y.

10.3

Note Purchase Agreement, dated July 2, 2008 between Cellu Tissue Holdings, Inc. and GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E), GMAM Investment Funds Trust, General Motors Welfare Benefit Trust (VEBA), GMAM Investment Funds Trust II for the account of the Promark Alternative High Yield Bond Fund (Account No. 7MWD), DDJ High Yield Fund, Multi-Style, Multi-Manager Funds PLC The Global Strategic Yield Fund (f/k/a Multi-Style, Multi-Manager Funds PLC The Global High Yield Fund), DDJ Capital Management Group Trust, Stichting Pensioenfonds Hoogovens, Caterpillar Inc. Master Retirement Trust, J.C. Penney Corporation, Inc. Pension Plan Trust, Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool, DDJ/Ontario OS Investment Sub II, Ltd. and Stichting Pensioenfonds Metaal en Techniek.

10.4	Note Purchase Agreement, dated July 2, 2008 between Cellu Tissue Holdings, Inc. and Claren Road Credit Master Fund, Ltd.

10.5	Note Purchase Agreement, dated July 2, 2008 between Cellu Tissue Holdings, Inc. and UBS High Yield Relationship Fund, a series of the UBS Relationship funds.

10.6

Third Supplemental Indenture, dated July 2, 2008, by and among Cellu Tissue Holdings, Inc., the subsidiary guarantors, and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York.

10.7

Second Amendment, dated July 2, 2008 to the Credit Agreement dated June 12, 2006 among Cellu Tissue, as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch.

99.1	Release, dated July 2, 2008, “Cellu Tissue Holdings, Inc. Completes Acquisition of Converting Operations of Atlantic Paper & Foil”.

99.2	Selected Financial Information.